UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2014

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-34115	04-3387074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On September 17, 2014, Sonus Networks, Inc. (the “Company”) entered into a further amendment to the Rights Agreement by and between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent, dated as of June 26, 2008, as amended by Amendment No. 1 to Rights Agreement dated June 10, 2011 and Amendment No. 2 to Rights Agreement dated June 21, 2013 (collectively, the “Rights Agreement”).  Pursuant to this amendment, the Final Expiration Date (as defined in the Rights Agreement) was advanced from June 26, 2015 to September 17, 2014.  As a result of this amendment, effective as of the close of business on September 17, 2014, the Rights (as defined in the Rights Agreement) expired and are no longer outstanding and the Rights Agreement has terminated by its terms.  The description herein of the amendment to the Rights Agreement is qualified in its entirety by reference to the amendment, a copy of which is filed as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02.                                        Termination of a Material Definitive Agreement.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference into this Item 1.02.  A copy of the Rights Agreement and a summary of its material terms were filed with the Securities and Exchange Commission on a Current Report on Form 8-K on June 27, 2008 and are incorporated by reference into this Item 1.02.

Item 3.03.                                        Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.03.

Item 5.03.                                        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on June 26, 2008, the Company filed a Certificate of Designation of Series A Junior Participating Preferred Stock with the Secretary of State of the State of Delaware setting forth the rights, powers and preferences of the Series A Junior Participating Preferred Stock issuable upon exercise of the Rights (the “Preferred Shares”).

Following the expiration of the Rights and the termination of the Rights Agreement, on September 18, 2014, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating the Preferred Shares and returning them to authorized but undesignated shares of the Company’s preferred stock.  The description herein of the Certificate of Elimination is qualified in its entirety by reference to the full text of the Certificate of Elimination, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure.

On September 18, 2014, the Company issued a press release announcing the termination of the Rights Agreement.  A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of Sonus Networks, Inc., as filed with the Secretary of State of the State of Delaware on September 18, 2014.

4.1

Rights Agreement, dated as of June 26, 2008, between Sonus Networks, Inc. and American Stock Transfer & Trust Company, LLC, which includes as Exhibit A thereto a Form of Certificate of Designation for the Series A Junior Participating Preferred Stock, as Exhibit B thereto the Form of Rights Certificate and as Exhibit C thereto a Summary of Rights to Purchase Shares of Preferred Stock (incorporated herein by reference from Exhibit 4.1 of the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 27, 2008).

4.2

Amendment No. 1 dated as of June 10, 2011 to Rights Agreement, dated as of June 26, 2008, between Sonus Networks, Inc. and American Stock Transfer & Trust Company, LLC (incorporated herein by reference from Exhibit 4.2 of the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 13, 2011).

4.3

Amendment No. 2 dated as of June 21, 2013 to Rights Agreement, first dated as of June 26, 2008 and as amended on June 10, 2011, between Sonus Networks, Inc. and American Stock Transfer & Trust Company, LLC (incorporated herein by reference from Exhibit 4.3 of the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 24, 2013).

4.4

Amendment No. 3 dated as of September 17, 2014 to Rights Agreement, first dated as of June 26, 2008 and as amended on each of June 10, 2011 and June 21, 2013, between Sonus Networks, Inc. and American Stock Transfer & Trust Company, LLC.

99.1	Press Release issued by Sonus Networks, Inc. on September 18, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONUS NETWORKS, INC.

	By:	/s/ Jeffrey M. Snider
	Name:	Jeffrey M. Snider
	Title:	Senior Vice President, Chief Administrative Officer, General Counsel and Secretary

DATED: September 18, 2014

Exhibit Index

Exhibit No.	Description

3.1	Certificate of Elimination of Series A Junior Participating Preferred Stock of Sonus Networks, Inc., as filed with the Secretary of State of the State of Delaware on September 18, 2014.

4.1

Rights Agreement, dated as of June 26, 2008, between Sonus Networks, Inc. and American Stock Transfer & Trust Company, LLC, which includes as Exhibit A thereto a Form of Certificate of Designation for the Series A Junior Participating Preferred Stock, as Exhibit B thereto the Form of Rights Certificate and as Exhibit C thereto a Summary of Rights to Purchase Shares of Preferred Stock (incorporated herein by reference from Exhibit 4.1 of the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 27, 2008).

4.2

Amendment No. 1 dated as of June 10, 2011 to Rights Agreement, dated as of June 26, 2008, between Sonus Networks, Inc. and American Stock Transfer & Trust Company, LLC (incorporated herein by reference from Exhibit 4.2 of the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 13, 2011).

4.3

Amendment No. 2 dated as of June 21, 2013 to Rights Agreement, first dated as of June 26, 2008 and as amended on June 10, 2011, between Sonus Networks, Inc. and American Stock Transfer & Trust Company, LLC (incorporated herein by reference from Exhibit 4.3 of the Registrant’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 24, 2013).

4.4

Amendment No. 3 dated as of September 17, 2014 to Rights Agreement, first dated as of June 26, 2008 and as amended on each of June 10, 2011 and June 21, 2013, between Sonus Networks, Inc. and American Stock Transfer & Trust Company, LLC.

99.1	Press Release issued by Sonus Networks, Inc. on September 18, 2014.